UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2020

OMNITEK ENGINEERING CORP.

 (Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

                             000-53955                                                                     33-0984450

(Commission File Number)                                                      (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081

 (Address of principal executive offices, Zip Code)

(760) 591-0089

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 21, 2020, Omnitek Engineering Corp. (the “Company”) obtained a loan (the “SBA Loan”) under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration.  The Company received total proceeds of $199,000 from the SBA Loan.

The SBA Loan is evidenced by a Loan Authorization and Agreement, a Secured Promissory Note (the “Note”) and the Security Agreement. Interest on the unpaid principal balance of the Note shall accrue at the rate of three and 75/100 percent (3.75%) per annum.  Pursuant to the terms of the Note, commencing May 21, 2021 (i.e. twelve (12) months from the Note date), the Company shall make principal and interest payments in the amount of $970 every month, with any unpaid principal and accrued interest due and payable on April 21, 2050.  The obligations under the Loan Authorization and Agreement, and the Note shall be secured pursuant to the Security Agreement and a first position lien and security interest in the Collateral (as defined in the Security Agreement).

The foregoing description of the SBA Loan, is qualified in its entirety by reference to the Loan Authorization and Agreement, the Secured Promissory Note and the Security Agreement, filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	SBA Loan Authorization and Agreement dated April 21, 2020
10.2	SBA Secured Promissory Note dated April 21, 2020
10.3	SBA Security Agreement dated April 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnitek Engineering Corp.

/s/ Werner Funk

Date: April 24, 2020____________________________________

By: Werner Funk

Its:  President and CEO